UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2019

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INTELLIGENT BUYING, INC.

(Exact name of registrant as specified in its charter)

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California	001-34861	20-0956471
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Seventh Avenue

Brooklyn NY 11215

(Address of Principal Executive Office) (Zip Code)

718-788-4014

(Registrant’s telephone number, including area code)

17531 Encino Lane, Encino, CA 91316

(registrant’s previous address)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 13, 2019, Intelligent Buying, Inc. ( “INTB” or the “Company”), entered into a Reorganization Agreement (the “Reorganization Agreement”) pursuant to which the Company agreed to acquire Jaguaring Company d/b/a Cannavolve (“Cannavolve”), a Washington corporation.

Cannavolve, based in Seattle, is a privately-owned accelerator serving the cannabis and hemp industry. Cannavolve has three operating divisions: Green Ambrosia Jamaica; Consumer Products Group; and Seattle Development Group. The business plan calls for (a) taking majority stakes, (b) acquiring companies in their entirety, and/or (c) conducting joint ventures within the global cannabis and hemp space. Cannavolve’s strategy is to develop these portfolio positions for the purpose of selling them or spinning them off as their own public companies, with the objective of maximizing shareholder value.

The material terms of the Reorganization Agreement are as follows:

(a)

There are currently 7,256,600 shares of INTB issued and outstanding, and that number will remain the same until completion of the Reorganization, except for (1) common shares issuable upon conversion of the 100,000 preferred shares to be issued to and owned by Principal Holdings, LLC, in exchange for its services in negotiating and structuring the Reorganization Agreement and the capitalization, and performing due diligence; and (2) up to 1,415,140 common shares issuable at $.05 per shares upon conversion of the $70,757 convertible promissory note (the “Note”), owed to PureEnergy714, a New Jersey limited liability company. No common shares may be issued to the holder of the Note until March 6, 2020.

(b)

Upon completion of the Reorganization, the 7,256,600 shares are to be held by the following persons:

INCLUDED IN CANNAVOLVE’s 3,446,950 SHARES:

(1)

All current Cannavolve shareholders, both Class A and Class B Common.

(2)

All common shares issued upon conversion of all existing Cannavolve convertible notes.

(3)

All common shares issued to raise $100,000 in its Pre-Closing Offering, at a $10M post-offering valuation, i.e. 72,566 shares.

INCLUDED IN INTB’s 3,446,950 shares:

(1)

INTB’s currently issued and outstanding common shares, except those not Included In either Cannavolve’s or INTB’s shares.

(2)

All common shares issued to raise $400,000 in its Pre-Closing Offering, at a $10M post-offering valuation, i.e., 290,264 shares.

NOT INCLUDED IN EITHER CANNAVOLVE’s OR INTB’s SHARES:

(1)

All INTB shares issuable upon conversion of the 100,000 preferred shares.

(2)

362,700 of INTB’s 7,256,600 issued and outstanding common shares.

(3)

All shares issuable pursuant to the Convertible Note.

(c)

As of the Closing of the Reorganization, INTB will have five directors, two of whom will be Dante Jones and Eric Swaney, who currently are Cannavolve’s principal shareholders  officers and directors; and three of the directors, as yet unnamed, will be designees of INTB.

(d)

Philip Romanzi, currently the Company’s sole officer and director, is expected to resign as an officer and director, and to either cancel most of the 5,653,333 INTB shares his company Bagel Hole, Inc. (“Bagel Hole”) currently owns, or sell most of them to INTB’s new management and others. As a result of the changes in management and ownership of the common shares and the preferred shares, upon completion of the Reorganization, there will be a change of control of INTB.

(e)

As a condition of the Closing, a total of $500,000 must be raised pursuant to a SEC Rule 506(c) offering, for which Cannavolve’s current management is responsible to raise $100,000; and INTB is responsible to raise the remaining $400,000.

(f)

As another condition of Closing both Cannavolve and INTB must provide audited financial statements in accordance with US GAAP. Currently, INTB has provided audited financial statements for the years ended December 31, 2016 and December 31, 2017, but is delinquent in filing its Forms 10-Q for the quarters ended June 30, 2018 and September 30, 2018.  It is also expected that INTB will be required to file its From 10-K for the year ended December 31, 2018, with audited financial statements.

(g)

The Preferred Stock to be issued to Principal Holdings LLC will have voting power equal to the percentage of common shares that equals 51% of the total number of shares issued and outstanding, and which may be voted for any matter requiring 51% approval by shareholder vote of the common shares. The 100,000 shares of Preferred Stock are to be issued to and owned by Principal Holdings, LLC, whose control person is Danielle Doukas.

In furtherance of its proposed reorganization with Cannavolve, on March 15, 2019, Bagel Hole loaned Cannavolve $235,414.71, pursuant to a promissory note (the “Cannavolve Note”). The Cannavolve Note bears interest at 10% per annum, is due on July 15, 2019, contains customary default provisions, and is to be automatically converted into restricted shares of INTB at the same price to be paid by other INTB investors in INTB’s Rule 506(c) Pre-Closing Offering.

All references to the terms of the Reorganization Agreement and the Note are qualified in their entirety by reference to the Reorganization Agreement itself, and the Note, which are Exhibits to this Form 8-K.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

As a result of entering into the Reorganization Agreement described in Item 1.01 of this Form 8-K, and the Notes described therein, the Registrant is commencing with the execution of its business plan, and is no longer a “shell,” as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Reorganization Agreement between INTB and Cannavolve

99.2 Convertible Promissory Note for $70,757 issued to PureEnergy714 LLC

99.3 Convertible Promissory Note for $235,414.71 issued by Bagel Hole to Cannavolve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTELLIGENT BUYING, INC.
Dated: March 19, 2019
/s/ Philip Romanzi
Philip Romanzi, CEO